UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08229
______________________________________________

UBS Index Trust
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2009

Item 1. Reports to Stockholders.

UBS S&P 500 Index Fund
Annual Report
May 31, 2009

UBS S&P 500 Index Fund

July 15, 2009

Dear shareholder,
We present you with the annual report for UBS S&P 500 Index Fund (the “Fund”) for the 12 months ended May 31, 2009.

Performance
The Fund seeks to accomplish its investment goal by buying and holding substantially all of the common stocks making up the S&P 500 Index (the “Index”). Over the 12 months ended May 31, 2009, the Fund’s Class A shares declined by 32.79% net of expenses and before deducting any sales charges (after deducting maximum sales charges, the shares declined 34.48%). These results slightly underperformed the 32.57% decline of the Index, a fact that is largely attributable to the effect of fees and expenses embedded in the Fund but not in the Index. During the same period, the median return for the Lipper S&P 500 Index Objective Funds category declined 32.81%. (Returns for all share classes over various time periods are shown in “Performance at a glance” on pages 7 and 8.)
UBS S&P 500 Index Fund
Investment goal:
Replicate the total return of the S&P 500 Index, before fees and expenses

Portfolio Managers:
Portfolio Management Team, including Ian Ashment UBS Global Asset Management (Americas) Inc.

Commencement:
Class A—October 2, 1998 Class B—November 7, 2003 Class C—October 7, 1998 Class C-2—November 7, 2003 Class Y—December 31, 1997

Dividend payments:
Annually, if any

An interview with Lead Portfolio Manager Ian Ashment
Q.	How would you describe the economic environment during the reporting period?
A.	Looking back, the economy, as measured by US gross domestic product (“GDP”), expanded 2.8% during the second quarter of 2008. However, the bursting of the housing bubble, a severe credit crunch, falling business spending and consumer consumption and surging unemployment caused the US economy to weaken significantly during the second half of the year. GDP declined 0.5% in the third quarter of 2008, and 6.3% the following quarter—the latter being the worst quarterly reading since 1982. The economy remained weak to start the year, as the estimate for first quarter GDP was a decline of 5.5%.

UBS S&P 500 Index Fund

Q.	How did the Federal Reserve Board (the “Fed”) and US Treasury Department react to the challenging economic and market environment?
A.	Both the Fed and US Treasury Department were extremely active given the turmoil in the financial markets during the reporting period. In addition to adding billions of dollars into the financial system, the Fed and the Treasury were involved in addressing problems at several major financial institutions. This included placing Freddie Mac and Fannie Mae into conservatorship, and taking a role in the purchase of Merrill Lynch by Bank of America. The Treasury also oversaw the $700 billion Troubled Asset Relief Program (TARP), which was introduced during the reporting period.

More recently, the Treasury introduced the Public-Private Partnership Investment Program (PPIP), which aims to facilitate the purchase of $40 billion of toxic mortgage assets from bank balance sheets. The new administration in Washington has put the revival of the economy on the front burner. In February, President Obama signed into law a $787 billion stimulus package.

In further support of the economy, the Fed reduced the federal funds rate on several occasions during the reporting period. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) Prior to the beginning of the reporting period, at its April 2008 meeting, the Fed cut the rate by 25 basis points (that is, 0.25%), bringing it from 2.25% down to 2.00%. It then held the rate steady until September 2008, citing inflationary pressures on the back of soaring oil and food prices.

However, with the global financial crisis rapidly escalating and oil prices falling sharply, the Fed again moved into action in October 2008. It first lowered the fed funds rate on October 8, 2008 in a coordinated interest rate cut with other central banks from around the world. This was followed by another rate reduction at the Fed’s regularly scheduled meeting on October 29, 2008. Together, these moves brought the federal funds rate to 1.00%. Then, at its December 16, 2008 meeting, the Fed aggressively cut the rate to a range of 0.00% to 0.25%—a record low. This rate was subsequently maintained at the Fed meetings that took place in January, March and April 2009.

Q.	What were some of the trends that drove stock prices lower during the reporting period?
A.	A strong rally during the last three months of the reporting period was not enough to overcome earlier market weakness, resulting in an Index

UBS S&P 500 Index Fund

decline of 32.57% during the 12 months ended May 31, 2009. After posting a modest gain at the beginning of the reporting period, the market plunged from September through November. A variety of factors contributed to the market’s decline, including increasing signs of a global recession, unprecedented turmoil in the financial industry, weakening corporate profits and a lack of liquidity. These events heightened risk aversion, leading investors to sell assets that were perceived to be risky and flock to short-term Treasury securities.

While stock prices rallied somewhat in December, it was a fleeting pause in a bear market, and the Index fell 8.4% and 10.7% in January and February 2009, respectively. Stock prices continued to move lower in early March, hitting a 12-year low on the ninth of the month. Just as it appeared that the Index would fall further, the market staged an impressive rebound. This was triggered by optimism that the government’s stimulus program would be successful and some signs that the economy’s contraction was moderating. During the last three months of the reporting period, the Index rose approximately 25%, its biggest three-month gain in more than 70 years.

Q.	Can you describe some of the sectors and stocks that performed well, and some of those that didn’t, during the reporting period?
A.	Looking at the 12-month reporting period as a whole, all 10 sectors within the Index declined. The three worst-performing sectors were financials, down 48.8%, industrials, down 41.3%, and materials, down 39.5%. The “best”-performing sectors—consumer staples and health care—are generally considered defensive in nature, yet they declined 16.5% and 17.8%, respectively, during the reporting period.

In terms of individual stocks, less than 10% of the securities in the Index posted a positive return during the reporting period, and more than 100 of the companies in the Index fell more than 50%. The worst performers during the reporting period were Washington Mutual, Inc., Lehman Bros Holdings, Inc, General Growth Properties, American Capital, Freddie Mac, Fannie Mae, General Motors and American International Group (AIG). In contrast, Life Technologies Corp., Barr Pharmaceuticals, Inc., Rohm & Haas Co., Family Dollar Stores, Inc., Ventas, Inc., First Horizon National Corp. and Diamond Offshore Drilling, Inc. generated the strongest absolute results.

Q.	From a style standpoint, which tended to perform better: growth or value stocks?
A.	During the 12-month reporting period, growth stocks outperformed value stocks. The Russell 1000 Growth Index, which measures the

UBS S&P 500 Index Fund

performance of the large-cap growth segment of the US equity universe, declined 30.71%. This represented a smaller drop than that of the Russell 1000 Value Index, which measures the performance of the large-cap value segment of the US equity universe. It posted a loss of 35.35% over the reporting period. The relative outperformance of growth stocks was due, in part, to its smaller weighting in financial stocks, as they performed very poorly during the reporting period.

From a market capitalization perspective, small-cap stocks outperformed their large- and mid-cap counterparts. Over the 12-month period, the Russell 2000 Index, which tracks small-cap stocks, the Russell 1000 Index, which tracks large-cap stocks and the Russell Midcap Index declined 31.79%, 32.95% and 36.15%, respectively.

Q.	What is your outlook for the economy?
A.	Overall, it appears that many of the actions taken by policy makers at the US Treasury Department and the Fed are having their intended effect—increasing liquidity within the financial system and providing credit to consumers and businesses. In light of the historically low fed funds rate, we expect Treasury and money market yields to remain relatively low in the near future.

While the US economy continues to feel the pain of the recession, a few indicators, including consumer confidence and personal consumption, have begun to show improvements. However, existing home sales have yet to show a meaningful upturn, and continuing unemployment climbed into April 2009, suggesting ongoing weakness.

Looking ahead, we plan to monitor the factors likely to influence the Fed’s future decisions on interest rates, including the state of the financial markets, inflation and the overall state of the economy. Although the equity market performed poorly during the reporting period, we are encouraged by its recent results and continue to believe that stocks remain attractive for long-term investors.

UBS S&P 500 Index Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on UBS Funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
UBS S&P 500 Index Fund
Head—Americas
UBS Global Asset Management (Americas) Inc.

Ian Ashment
Lead Portfolio Manager
UBS S&P 500 Index Fund
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended May 31, 2009. The views and opinions in the letter were current as of July 15, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

S&P 500® is a trademark of The McGraw-Hill Companies, Inc. (McGraw-Hill) and has been licensed for use by UBS Global Asset Management. The Fund has not been passed on by McGraw-Hill as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by McGraw-Hill. THE ENTITY MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

*	Mutual funds are sold by prospectus only. You should read the prospectus carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS S&P 500 Index Fund

Comparison of change in value of a $10,000 investment in UBS S&P 500 Index Fund (Class A) and the S&P 500 Index over the 10 years ended May 31, 2009

Comparison of change in value of a $10,000,000 investment in UBS S&P 500 Index Fund (Class Y*) and the S&P 500 Index over the 10 years ended May 31, 2009

The first graph depicts the performance of UBS S&P 500 Index Fund Class A shares versus the S&P 500 Index over the 10 years ended May 31, 2009. Returns in the first graph reflect maximum initial sales charges on Class A shares. The second graph depicts the performance of UBS S&P 500 Index Fund Class Y shares versus the S&P 500 Index over the 10 years ended May 31, 2009. The performance of the other share classes will vary from the performance of the classes shown based on the differences in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance results assume reinvestment of all dividend and capital gain distributions at net asset value on the ex-dividend dates. It is important to note that the Fund is a professionally managed portfolio, while the index is not available for investment and is unmanaged. The comparisons shown are for illustrative purposes only.

*	The Fund offers Class Y shares to a limited group of eligible investors. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

UBS S&P 500 Index Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 05/31/09

					Since
		1 year	5 years	10 years	inception°

	Class A(1)	(32.79)%	(2.45)%	(2.32)%	0.42%

	Class B(2)	(32.98)	(2.83)	N/A	(1.40)

Before deducting maximum sales charge	Class C(3)	(33.22)	(3.17)	(3.04)	(0.31)

	Class C-2(4)	(33.05)	(2.85)	N/A	(1.42)

	Class Y(5)	(32.57)	(2.20)	(2.08)	0.85

After deducting maximum sales charge	Class A(1)	(34.48)	(2.94)	(2.57)	0.18

	Class B(2)	(34.96)	(3.01)	N/A	(1.57)

	Class C(3)	(33.88)	(3.17)	(3.04)	(0.31)

	Class C-2(4)	(33.48)	(2.85)	N/A	(1.42)

S&P 500 Index(6)		(32.57)	(1.90)	(1.71)	1.25

Lipper S&P 500 Index Objective Funds median(7)		(32.81)	(2.31)	(2.10)	0.91

For the Fund’s most recent quarter-end performance information, please refer to the “Average annual total return” table on page 8.
°	Since inception returns for the Fund are calculated as of the commencement of issuance on October 2, 1998 for Class A shares; November 7, 2003 for Class B shares; October 7, 1998 for Class C shares; November 7, 2003 for Class C-2 shares; and December 31, 1997 for Class Y shares. Since inception returns for the S&P 500 Index and the Lipper S&P 500 Index Objective Funds median are calculated as of December 31, 1997, which is the inception date of the oldest share class (Class Y).
(1)	Maximum sales charge for Class A shares is 2.5%. Class A shares bear ongoing 12b-1 service fees.
(2)	Maximum contingent deferred sales charge for Class B shares is 3% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.
(3)	Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.
(4)	Maximum contingent deferred sales charge for Class C-2 shares is 0.65% imposed on redemptions and is reduced to 0% after one year. Class C-2 shares bear ongoing 12b-1 service and distribution fees. Class C-2 shares are only eligible for purchase by existing Class C-2 shareholders.
(5)	The Fund offers Class Y shares to a limited group of eligible investors. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.
(6)	The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect fees, expenses or taxes.
(7)	Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS S&P 500 Index Fund

Performance at a glance (unaudited) (concluded)

Average annual total returns for periods ended 06/30/09

					Since
		1 year	5 years	10 years	inception°

	Class A(1)	(26.40)%	(2.78)%	(2.83)%	0.43%

	Class B(2)	(26.67)	(3.16)	N/A	(1.36)

Before deducting maximum sales charge	Class C(3)	(26.92)	(3.51)	(3.55)	(0.30)

	Class C-2(4)	(26.71)	(3.17)	N/A	(1.37)

	Class Y(5)	(26.20)	(2.54)	(2.59)	0.86

After deducting maximum sales charge	Class A(1)	(28.23)	(3.27)	(3.07)	0.20

	Class B(2)	(28.84)	(3.35)	N/A	(1.53)

	Class C(3)	(27.64)	(3.51)	(3.55)	(0.30)

	Class C-2(4)	(27.18)	(3.17)	N/A	(1.37)

°	Since inception returns for the Fund are calculated as of the commencement of issuance on October 2, 1998 for Class A shares; November 7, 2003 for Class B shares; October 7, 1998 for Class C shares; November 7, 2003 for Class C-2 shares; and December 31, 1997 for Class Y shares.
(1)	Maximum sales charge for Class A shares is 2.5%. Class A shares bear ongoing 12b-1 service fees.
(2)	Maximum contingent deferred sales charge for Class B shares is 3% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.
(3)	Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.
(4)	Maximum contingent deferred sales charge for Class C-2 shares is 0.65% imposed on redemptions and is reduced to 0% after one year. Class C-2 shares bear ongoing 12b-1 service and distribution fees. Class C-2 shares are only eligible for purchase by existing Class C-2 shareholders.
(5)	The Fund offers Class Y shares to a limited group of eligible investors. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS S&P 500 Index Fund

Understanding your Fund’s expenses (unaudited)
 As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2008 to May 31, 2009.

Actual expenses
 The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
 The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UBS S&P 500 Index Fund

Understanding your Fund’s expenses (unaudited) (concluded)

		Beginning	Ending	Expenses paid	Expense
		account value	account value	during period(1)	ratio
		December 1,	May 31,	12/01/08 to	during the
		2008	2009	05/31/09	period

Class A	Actual	$1,000.00	$1,040.30	$3.56	0.70%

	Hypothetical
	(5% annual return
	before expenses)	1,000.00	1,021.44	3.53	0.70%

Class B	Actual	1,000.00	1,039.10	5.59	1.10%

	Hypothetical
	(5% annual return
	before expenses)	1,000.00	1,019.45	5.54	1.10%

Class C	Actual	1,000.00	1,037.00	7.36	1.45%

	Hypothetical
	(5% annual return
	before expenses)	1,000.00	1,017.70	7.29	1.45%

Class C-2	Actual	1,000.00	1,038.60	5.59	1.10%

	Hypothetical
	(5% annual return
	before expenses)	1,000.00	1,019.45	5.54	1.10%

Class Y	Actual	1,000.00	1,041.90	2.29	0.45%

	Hypothetical
	(5% annual return
	before expenses)	1,000.00	1,022.69	2.27	0.45%

(1)	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half year period).

UBS S&P 500 Index Fund

Portfolio statistics (unaudited)

Characteristics	05/31/09		11/30/08			05/31/08

Net assets (mm)	$117.0		$117.3			$189.8

Number of securities	502		500			500

Portfolio composition(1)	05/31/09		11/30/08			05/31/08

Common stocks	99.2%		98.6%			98.5%

Futures	0.0 (2)		(0.0	)(2)		(0.0	)(2)

Cash equivalents and
other assets less liabilities	0.8		1.4			1.5

Total	100.0%		100.0%			100.0%

Top five sectors(1)	05/31/09		11/30/08			05/31/08

Information		Information			Information
technology	17.7%	technology	14.6%		technology	16.3%

Health care	13.8	Energy	13.7		Financials	15.9

Financials	13.4	Health care	13.5		Energy	13.6

Energy	13.0	Financials	13.3		Industrials	12.0

Consumer staples	11.9	Industrials	11.5		Health care	11.0

Total	69.8%		66.6%			68.8%

Top ten equity
holdings(1)	05/31/09		11/30/08			05/31/08

Exxon Mobil Corp.	4.2%	Exxon Mobil Corp.	5.3%		Exxon Mobil Corp.	3.8%

Microsoft Corp.	2.0	Procter & Gamble Co.	2.5		General Electric Co.	2.5

Procter & Gamble Co.	1.9	General Electric Co.	2.3		AT&T, Inc.	1.9

Johnson & Johnson	1.9	AT&T, Inc.	2.1		Microsoft Corp.	1.8

AT&T, Inc.	1.8	Johnson & Johnson	2.1		Chevron Corp.	1.7

International Business
Machines Corp.	1.8	Chevron Corp.	2.0		Procter & Gamble Co.	1.6

General Electric Co.	1.8	Microsoft Corp.	2.0		Johnson & Johnson	1.5

					International
					Business Machines
JPMorgan Chase & Co.	1.7	Wal-Mart Stores	1.6		Corp.	1.4

		JPMorgan
Chevron Corp.	1.7	Chase & Co.	1.5		Apple, Inc.	1.3

		International
		Business
Apple, Inc.	1.5	Machines Corp.	1.4		Cisco	1.3

Total	20.3%		22.8%			18.8%

(1)	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is managed to track the S&P 500 Index, and its composition will vary over time.

(2)	Weightings represent less than 0.05% of net assets as of the date indicated.

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2009

Common stocks—99.23%

	Number of
Security description	shares	Value

Aerospace & defense—2.82%
Boeing Co.(1)	10,600	$475,410

General Dynamics Corp.	5,500	312,950

Goodrich Corp.	1,800	87,372

Honeywell International, Inc.	10,500	348,180

ITT Industries, Inc.	2,500	102,950

L-3 Communications Holdings, Inc.	1,700	124,967

Lockheed Martin Corp.	4,800	401,424

Northrop Grumman Corp.	4,600	219,052

Precision Castparts Corp.	2,000	165,140

Raytheon Co.	5,800	258,970

Rockwell Collins, Inc.(1)	2,100	89,082

United Technologies Corp.	13,500	710,235

		3,295,732

Air freight & logistics—1.04%
C.H. Robinson Worldwide, Inc.(1)	2,400	121,968

Expeditors International of Washington, Inc.(1)	3,000	98,430

FedEx Corp.(1)	4,600	254,978

United Parcel Service, Inc., Class B	14,400	736,416

		1,211,792

Airlines—0.06%
Southwest Airlines Co.	10,300	69,422

Auto components—0.18%
Goodyear Tire & Rubber Co.(1),*	3,100	35,495

Johnson Controls, Inc.(1)	9,100	181,363

		216,858

Automobiles—0.27%
Ford Motor Co.(1),*	44,700	257,025

General Motors Corp.(1)	9,400	7,050

Harley-Davidson, Inc.(1)	3,000	50,910

		314,985

	Number of
Security description	shares	Value

Beverages—2.56%
Brown-Forman Corp., Class B(1)	1,625	$71,256

Coca-Cola Co.	28,900	1,420,724

Coca-Cola Enterprises, Inc.	4,400	73,304

Constellation Brands, Inc., Class A*	3,300	38,148

Dr. Pepper Snapple Group, Inc.*	3,200	69,536

Molson Coors Brewing Co., Class B	2,100	92,379

Pepsi Bottling Group, Inc.	1,800	59,148

PepsiCo, Inc.	22,600	1,176,330

		3,000,825

Biotechnology—1.81%
Amgen, Inc.*	15,000	749,100

Biogen Idec, Inc.(1),*	4,400	227,876

Celgene Corp.*	6,700	283,008

Cephalon, Inc.(1),*	1,000	58,310

Genzyme Corp.*	3,900	230,646

Gilead Sciences, Inc.*	13,100	564,610

		2,113,550

Building products—0.05%
Masco Corp.(1)	5,900	61,124

Capital markets—2.89%
Ameriprise Financial, Inc.	3,560	107,512

Charles Schwab Corp.	13,900	244,640

E*TRADE Financial Corp.(1),*	7,100	10,224

Federated Investors, Inc., Class B(1)	1,000	25,030

Franklin Resources, Inc.	2,100	140,385

Goldman Sachs Group, Inc.	7,260	1,049,578

Invesco Ltd.	5,300	82,945

Janus Capital Group, Inc.(1)	3,300	33,462

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2009

Common stocks—(continued)

	Number of
Security description	shares	Value

Capital markets—(concluded)
Legg Mason, Inc.(1)	2,100	$40,488

Morgan Stanley & Co., Inc.	17,500	530,600

Northern Trust Corp.	3,400	196,010

State Street Corp.	7,000	325,150

T. Rowe Price Group, Inc.(1)	3,600	146,052

The Bank of New York Mellon Corp.	16,391	455,342

		3,387,418

Chemicals—1.90%
Air Products & Chemicals, Inc.	3,000	194,340

CF Industries Holdings, Inc.	800	62,112

Dow Chemical Co.(1)	14,900	263,432

E.I. du Pont de Nemours & Co.	12,800	364,416

Eastman Chemical Co.(1)	1,200	49,728

Ecolab, Inc.	2,300	85,905

International Flavors & Fragrances, Inc.(1)	1,100	35,090

Monsanto Co.	7,800	640,770

PPG Industries, Inc.(1)	2,300	102,281

Praxair, Inc.	4,500	329,400

Sigma-Aldrich Corp.(1)	2,000	96,920

		2,224,394

Commercial banks—2.66%
BB&T Corp.(1)	8,900	199,538

Comerica, Inc.	1,800	39,024

Fifth Third Bancorp(1)	8,300	57,270

First Horizon National Corp.(1)	2,368	28,748

Huntington Bancshares, Inc.(1)	5,600	21,952

KeyCorp(1)	6,400	32,000

M&T Bank Corp.(1)	1,100	55,330

	Number of
Security description	shares	Value

Commercial banks—(concluded)
Marshall & Ilsley Corp.(1)	4,200	$27,636

PNC Financial Services Group	6,399	291,474

Regions Financial Corp.(1)	14,423	60,432

SunTrust Banks, Inc.(1)	5,400	71,118

US Bancorp, Inc.	27,100	520,320

Wells Fargo & Co.	65,846	1,679,073

Zions Bancorp(1)	1,900	25,992

		3,109,907

Commercial services & supplies—0.53%
Avery Dennison Corp.(1)	1,500	41,340

Cintas Corp.(1)	2,300	53,567

Iron Mountain, Inc.(1),*	2,300	62,675

Pitney Bowes, Inc.(1)	2,800	64,064

R.R. Donnelley & Sons Co.	2,500	33,700

Republic Services, Inc.	4,500	102,555

Stericycle, Inc.(1),*	1,300	64,974

Waste Management, Inc.	7,200	198,648

		621,523

Communications equipment—2.95%
CIENA Corp.(1),*	1,300	14,300

Cisco Systems, Inc.*	84,400	1,561,400

Corning, Inc.(1)	22,700	333,690

Harris Corp.	1,700	52,836

Harris Stratex Networks, Inc., Class A*	422	2,013

JDS Uniphase Corp.*	3,975	21,425

Juniper Networks, Inc.(1),*	7,300	180,529

Motorola, Inc.	33,100	200,586

Nortel Networks Corp.*	220	40

QUALCOMM, Inc.	24,000	1,046,160

Tellabs, Inc.*	6,400	35,520

		3,448,499

Computers & peripherals—5.12%
Apple, Inc.*	12,900	1,751,949

Dell, Inc.*	24,700	286,026

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2009

Common stocks—(continued)

	Number of
Security description	shares	Value

Computers & peripherals—(concluded)
EMC Corp.*	29,200	$343,100

Hewlett-Packard Co.	34,800	1,195,380

International Business Machines Corp.	19,500	2,072,460

Lexmark International, Inc.(1),*	1,100	17,974

NetApp, Inc.*	5,000	97,500

QLogic Corp.*	1,500	20,475

SanDisk Corp.*	3,500	54,810

Sun Microsystems, Inc.*	9,900	89,100

Teradata Corp.*	2,900	62,640

		5,991,414

Construction & engineering—0.17%
Fluor Corp.(1)	2,600	122,148

Jacobs Engineering Group, Inc.(1),*	1,900	81,510

		203,658

Construction materials—0.06%
Vulcan Materials Co.(1)	1,600	70,864

Consumer finance—0.57%
American Express Co.(1)	16,600	412,510

Capital One Financial Corp.	6,249	152,726

Discover Financial Services	6,400	61,184

SLM Corp.(1),*	6,500	42,965

		669,385

Containers & packaging—0.20%
Ball Corp.	1,500	59,700

Bemis Co., Inc.	1,100	27,599

Owens-Illinois, Inc.(1),*	2,000	57,260

Pactiv Corp.*	2,300	51,520

Sealed Air Corp.(1)	1,900	38,019

		234,098

Distributors—0.06%
Genuine Parts Co.(1)	2,200	73,656

	Number of
Security description	shares	Value

Diversified consumer services—0.14%
Apollo Group, Inc., Class A*	1,500	$88,650

H&R Block, Inc.	5,200	75,920

		164,570

Diversified financial services—3.67%
Bank of America Corp.(1)	110,097	1,240,793

CIT Group, Inc.(1)	3,300	12,639

Citigroup, Inc.(1)	81,200	302,064

CME Group, Inc.	1,000	321,640

IntercontinentalExchange, Inc.*	1,000	107,790

JPMorgan Chase & Co.	54,535	2,012,342

Leucadia National Corp.(1),*	2,500	52,200

Moody’s Corp.(1)	2,900	79,431

NYSE Euronext, Inc.	3,800	114,000

The Nasdaq OMX Group, Inc.*	2,300	48,553

		4,291,452

Diversified telecommunication services—3.07%
AT&T, Inc.	84,815	2,102,564

CenturyTel, Inc.(1)	1,200	37,020

Embarq Corp.	2,194	92,192

Frontier Communications Corp.(1)	4,000	29,120

Qwest Communications International, Inc.(1)	20,500	89,380

Verizon Communications	40,800	1,193,808

Windstream Corp.	5,734	48,223

		3,592,307

Electric utilities—2.21%
Allegheny Energy, Inc.	2,800	70,000

American Electric Power Co., Inc.	7,000	184,380

Duke Energy Corp.	18,492	261,662

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2009

Common stocks—(continued)

	Number of
Security description	shares	Value

Electric utilities—(concluded)
Edison International, Inc.	4,900	$143,276

Entergy Corp.	2,800	208,936

Exelon Corp.(1)	9,600	460,896

FirstEnergy Corp.(1)	4,300	162,497

FPL Group, Inc.(1)	5,800	327,874

Northeast Utilities	2,600	54,054

Pepco Holdings, Inc.(1)	2,600	33,748

Pinnacle West Capital Corp.(1)	1,600	44,240

PPL Corp.	5,400	175,338

Progress Energy, Inc.(1),(2)	4,900	145,591

Southern Co.(1)	11,200	318,192

		2,590,684

Electrical equipment—0.42%
Cooper Industries Ltd., Class A(1)	2,500	82,050

Emerson Electric Co.	10,700	343,363

Rockwell Automation, Inc.(1)	2,100	64,449

		489,862

Electronic equipment, instruments & components—0.36%
Agilent Technologies, Inc.*	5,400	98,442

Amphenol Corp., Class A	2,700	90,153

FLIR Systems, Inc.(1),*	2,200	49,412

Jabil Circuit, Inc.	3,400	26,622

Molex, Inc.(1)	2,300	35,144

Tyco Electronics Ltd.(1)	6,725	116,813

		416,586

Energy equipment & services—1.91%
Baker Hughes, Inc.	4,300	167,958

BJ Services Co.(1)	3,500	54,740

Cameron International Corp.(1),*	2,900	90,567

Diamond Offshore Drilling, Inc.(1)	1,000	84,280

	Number of
Security description	shares	Value

Energy equipment & services—(concluded)
ENSCO International, Inc.	2,400	$93,336

Halliburton Co.	13,000	298,090

Nabors Industries, Inc.(1),*	4,400	78,672

National-Oilwell Varco, Inc.*	6,000	231,720

Rowan Cos., Inc.(1)	1,900	38,874

Schlumberger Ltd.	17,400	995,802

Smith International, Inc.	3,300	96,327

		2,230,366

Food & staples retailing—3.09%
Costco Wholesale Corp.(1)	6,200	300,824

CVS Corp.	20,824	620,555

Kroger Co.	9,300	212,040

Safeway, Inc.	6,200	125,612

SUPERVALU, Inc.(1)	3,537	58,714

Sysco Corp.	8,900	213,244

Wal-Mart Stores, Inc.	32,400	1,611,576

Walgreen Co.	14,200	423,018

Whole Foods Market, Inc.(1)	2,400	45,288

		3,610,871

Food products—1.71%
Archer-Daniels-Midland Co.(1)	9,300	255,936

Campbell Soup Co.	3,200	88,704

ConAgra Foods, Inc.	6,200	115,258

Dean Foods Co.*	2,200	41,360

General Mills, Inc.	4,600	235,428

Heinz, H.J. & Co.	4,400	160,952

Hormel Foods Corp.	800	27,792

Kellogg Co.	3,500	151,375

Kraft Foods, Inc., Class A(1)	21,274	555,464

McCormick & Co., Inc.(1)	1,800	54,936

Sara Lee Corp.	10,800	97,092

The Hershey Co.(1)	2,600	91,572

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2009

Common stocks—(continued)

	Number of
Security description	shares	Value

Food products—(concluded)
The J.M. Smucker Co.	1,616	$65,060

Tyson Foods, Inc., Class A(1)	4,900	65,268

		2,006,197

Gas utilities—0.14%
EQT Corp.(1)	1,800	67,050

Nicor, Inc.(1)	400	12,580

Questar Corp.(1)	2,600	88,114

		167,744

Health care equipment & supplies—2.18%
Baxter International, Inc.	8,800	450,472

Becton, Dickinson and Co.	3,500	236,880

Boston Scientific Corp.(1),*	21,115	198,481

C.R. Bard, Inc.(1)	1,400	100,086

Covidien Ltd.	7,125	254,505

DENTSPLY International, Inc.(1)	2,400	70,224

Hospira, Inc.*	2,100	72,450

Intuitive Surgical, Inc.(1),*	500	74,840

Medtronic, Inc.	16,100	553,035

St. Jude Medical, Inc.*	5,200	202,904

Stryker Corp.(1)	3,300	126,852

Varian Medical Systems, Inc.(1),*	1,800	64,368

Zimmer Holdings, Inc.*	3,200	142,560

		2,547,657

Health care providers & services—2.16%
Aetna, Inc.	6,700	179,426

AmerisourceBergen Corp.(1)	2,500	92,750

Cardinal Health, Inc.	5,200	185,900

CIGNA Corp.	3,600	79,812

Coventry Health Care, Inc.*	2,500	45,125

	Number of
Security description	shares	Value

Health care providers & services—(concluded)
DaVita, Inc.(1),*	1,500	$67,665

Express Scripts, Inc.*	3,600	230,580

Humana, Inc.*	2,400	75,192

Laboratory Corp. of America Holdings(1),*	1,500	91,440

McKesson Corp.	4,000	164,600

Medco Health Solutions, Inc.*	7,300	334,997

Patterson Cos., Inc.(1),*	1,000	20,590

Quest Diagnostics, Inc.(1)	2,400	125,328

Tenet Healthcare Corp.*	8,000	29,040

UnitedHealth Group, Inc.	17,500	465,500

WellPoint, Inc.*	7,300	339,961

		2,527,906

Health care technology—0.02%
IMS Health, Inc.	2,200	26,488

Hotels, restaurants & leisure—1.59%
Carnival Corp.(1)	6,200	157,728

Darden Restaurants, Inc.(1)	1,900	68,723

International Game Technology(1)	3,900	67,704

Marriott International, Inc., Class A(1)	4,100	95,776

McDonald’s Corp.	16,200	955,638

Starbucks Corp.*	10,900	156,851

Starwood Hotels & Resorts Worldwide, Inc., Class B(1)	2,600	63,622

Wyndham Worldwide Corp.(1)	2,840	33,484

Wynn Resorts Ltd.(1),*	900	33,354

Yum! Brands, Inc.(1)	6,500	225,095

		1,857,975

Household durables—0.39%
Black & Decker Corp.	800	25,656

Centex Corp.(1)	1,900	16,017

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2009

Common stocks—(continued)

	Number of
Security description	shares	Value

Household durables—(concluded)
D.R. Horton, Inc.(1)	4,200	$38,682

Fortune Brands, Inc.	2,300	80,523

Harman International Industries, Inc.(1)	1,000	18,640

KB Home(1)	1,400	21,000

Leggett & Platt, Inc.(1)	2,700	39,636

Lennar Corp., Class A(1)	2,100	19,971

Newell Rubbermaid, Inc.	4,700	54,097

Pulte Homes, Inc.(1)	3,400	29,920

Snap-on, Inc.(1)	600	18,690

Stanley Works(1)	1,200	42,840

Whirlpool Corp.(1)	1,100	46,354

		452,026

Household products—2.65%
Clorox Co.(1)	2,000	104,880

Colgate-Palmolive Co.	7,100	468,245

Kimberly Clark Corp.	5,900	306,151

Procter & Gamble Co.	42,681	2,216,851

		3,096,127

Independent power producers & energy traders—0.16%
AES Corp.*	9,500	94,905

Constellation Energy Group, Inc.(1)	2,700	73,656

Dynegy, Inc., Class A*	6,700	13,467

		182,028

Industrial conglomerates—2.29%
3M Co.(1)	10,100	576,710

General Electric Co.(1)	152,600	2,057,048

Textron, Inc.(1)	4,000	46,000

		2,679,758

Insurance—2.40%
AFLAC, Inc.	6,800	241,400

Allstate Corp.	8,100	208,413

American International Group, Inc.(1)	40,800	68,952

	Number of
Security description	shares	Value

Insurance—(concluded)
AON Corp.	3,900	$140,400

Assurant, Inc.	1,400	33,082

Chubb Corp.	5,000	198,250

Cincinnati Financial Corp.(1)	2,365	53,473

Genworth Financial, Inc., Class A	6,100	36,112

Hartford Financial Services Group, Inc.(1)	4,900	70,266

Lincoln National Corp.(1)	3,745	70,968

Loews Corp.	5,286	142,986

Marsh & McLennan Cos., Inc.(1)	7,700	145,684

MBIA, Inc.(1),*	1,900	12,255

MetLife, Inc.	11,600	365,400

Principal Financial Group, Inc.(1)	4,300	95,460

Progressive Corp.*	10,100	162,913

Prudential Financial, Inc.	6,100	243,451

The Travelers Cos., Inc.	8,500	345,610

Torchmark Corp.(1)	1,200	48,192

UnumProvident Corp.(1)	4,400	75,284

XL Capital Ltd., Class A(1)	4,800	48,576

		2,807,127

Internet & catalog retail—0.35%
Amazon.com, Inc.(1),*	4,600	358,754

Expedia, Inc.(1),*	2,700	46,737

		405,491

Internet software & services—1.84%
Akamai Technologies, Inc.(1),*	2,400	53,424

eBay, Inc.*	15,200	267,824

Google, Inc., Class A(1),*	3,467	1,446,536

VeriSign, Inc.(1),*	2,900	67,889

Yahoo!, Inc.(1),*	20,200	319,968

		2,155,641

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2009

Common stocks—(continued)

	Number of
Security description	shares	Value

IT services—1.04%
Affiliated Computer Services, Inc.*	1,500	$67,410

Automatic Data Processing, Inc.	7,300	277,473

Cognizant Technology Solutions Corp., Class A*	4,000	100,760

Computer Sciences Corp.(1),*	2,200	93,412

Convergys Corp.*	1,200	11,100

Fidelity National Information Services, Inc.(1)	2,700	52,002

Fiserv, Inc.*	2,200	93,192

MasterCard, Inc., Class A(1)	1,000	176,330

Paychex, Inc.(1)	4,700	128,639

Total System Services, Inc.	2,613	35,667

Western Union Co.	10,500	185,115

		1,221,100

Leisure equipment & products—0.12%
Eastman Kodak Co.(1)	4,400	11,484

Hasbro, Inc.	2,000	50,820

Mattel, Inc.(1)	4,900	76,489

		138,793

Life sciences tools & services—0.41%
Life Technologies Corp.*	2,372	91,986

Millipore Corp.(1),*	800	50,312

PerkinElmer, Inc.	1,700	27,659

Thermo Electron Corp.*	6,100	237,351

Waters Corp.(1),*	1,600	69,312

		476,620

Machinery—1.49%
Caterpillar, Inc.(1)	8,700	308,502

Cummins, Inc.	3,200	103,776

Danaher Corp.	3,700	223,295

Deere & Co.(1)	6,300	273,861

Dover Corp.	2,600	81,744

	Number of
Security description	shares	Value

Machinery—(concluded)
Eaton Corp.(1)	2,500	$108,750

Flowserve Corp.	800	58,856

Illinois Tool Works, Inc.(1)	5,600	180,824

Ingersoll Rand Co., Class A	4,860	98,318

Manitowoc Co., Inc.(1)	1,700	11,084

PACCAR, Inc.(1)	5,175	154,474

Pall Corp.	1,400	35,952

Parker-Hannifin Corp.(1)	2,500	105,650

		1,745,086

Media—2.53%
CBS Corp., Class B(1)	9,800	72,324

Comcast Corp., Class A	41,950	577,652

Gannett Co., Inc.(1)	3,700	17,649

Interpublic Group Cos., Inc.*	7,000	36,680

McGraw-Hill Cos., Inc.(1)	4,400	132,396

New York Times Co., Class A(1)	2,300	15,180

News Corp., Class A	32,800	320,784

Omnicom Group, Inc.	4,400	134,200

Scripps Networks Interactive, Class A(1)	1,400	38,836

The DIRECTV Group, Inc.(1),*	7,700	173,250

Time Warner Cable, Inc.(1)	5,058	155,736

Time Warner, Inc.(1)	16,967	397,359

Viacom Inc., Class B*	9,000	199,530

Walt Disney Co.	27,000	653,940

Washington Post Co., Class B	100	36,000

		2,961,516

Metals & mining—0.97%
AK Steel Holding Corp.	1,000	14,300

Alcoa, Inc.(1)	13,100	120,782

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2009

Common stocks—(continued)

	Number of
Security description	shares	Value

Metals & mining—(concluded)
Allegheny Technologies, Inc.(1)	1,600	$56,656

Freeport-McMoRan Copper & Gold, Inc., Class B	6,045	329,029

Newmont Mining Corp.	7,200	351,864

Nucor Corp.	4,500	197,595

United States Steel Corp.(1)	1,900	64,752

		1,134,978

Multi-utilities—1.33%
Ameren Corp.(1)	2,900	67,454

Centerpoint Energy, Inc.(1)	4,700	47,564

CMS Energy Corp.(1)	2,800	31,752

Consolidated Edison, Inc.(1)	4,100	145,386

Dominion Resources, Inc.(1)	8,200	260,678

DTE Energy Co.(1)	2,300	69,575

Integrys Energy Group, Inc.(1)	1,200	32,508

NiSource, Inc.	3,500	37,415

PG&E Corp.	5,300	194,563

Public Service Enterprise Group, Inc.	7,400	235,838

SCANA Corp.	1,800	54,036

Sempra Energy	3,700	169,016

TECO Energy, Inc.(1)	2,700	30,294

Wisconsin Energy Corp.	1,700	67,082

Xcel Energy, Inc.	6,600	113,190

		1,556,351

Multiline retail—0.82%
Big Lots, Inc.*	800	18,408

Family Dollar Stores, Inc.	1,900	57,513

J.C. Penney Co., Inc. (Holding Co.)	3,100	80,879

Kohl’s Corp.*	4,400	186,868

	Number of
Security description	shares	Value

Multiline retail—(concluded)
Macy’s, Inc.	6,812	$79,564

Nordstrom, Inc.(1)	2,500	49,225

Sears Holdings Corp.(1),*	958	54,463

Target Corp.	10,900	428,370

		955,290

Office electronics—0.08%
Xerox Corp.	13,700	93,160

Oil, gas & consumable fuels—11.05%
Anadarko Petroleum Corp.	7,000	334,460

Apache Corp.	4,800	404,448

Cabot Oil & Gas Corp.	1,500	52,695

Chesapeake Energy Corp.(1)	8,000	181,280

Chevron Corp.	29,063	1,937,630

ConocoPhillips, Inc.	21,521	986,523

Consol Energy, Inc.	2,400	98,784

Denbury Resources, Inc.*	3,300	56,727

Devon Energy Corp.	6,400	404,736

El Paso Corp.(1)	11,100	108,225

EOG Resources, Inc.	3,700	270,803

Exxon Mobil Corp.	71,488	4,957,693

Hess Corp.(1)	4,100	273,019

Marathon Oil Corp.	10,260	327,089

Massey Energy Co.(1)	1,000	22,890

Murphy Oil Corp.	2,800	165,228

Noble Energy, Inc.(1)	2,600	154,648

Occidental Petroleum Corp.	11,600	778,476

Peabody Energy Corp.	4,200	142,716

Pioneer Natural Resources Co.	1,800	50,616

Range Resources Corp.(1)	2,500	114,525

Southwestern Energy Co.*	4,800	208,656

Spectra Energy Corp.	9,246	148,398

Sunoco, Inc.(1)	1,600	48,688

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2009

Common stocks—(continued)

	Number of
Security description	shares	Value

Oil, gas & consumable fuels—(concluded)
Tesoro Corp.(1)	1,900	$32,186

Valero Energy Corp.	7,300	163,301

Williams Cos., Inc.	8,900	149,342

XTO Energy, Inc.	8,241	352,467

		12,926,249

Paper & forest products—0.20%
International Paper Co.(1)	5,600	80,472

MeadWestvaco Corp.	2,700	43,119

Weyerhaeuser Co.(1)	3,200	107,456

		231,047

Personal products—0.19%
Avon Products, Inc.	6,000	159,360

Estee Lauder Cos., Inc., Class A(1)	1,900	62,852

		222,212

Pharmaceuticals—7.27%
Abbott Laboratories	22,400	1,009,344

Allergan, Inc.	4,400	194,172

Bristol-Myers Squibb Co.	28,900	575,688

Eli Lilly & Co.	14,500	501,265

Forest Laboratories, Inc.*	4,200	99,498

Johnson & Johnson	40,100	2,211,916

King Pharmaceuticals, Inc.*	4,300	40,678

Merck & Co., Inc.(1)	30,300	835,674

Mylan Laboratories, Inc.(1),*	4,400	58,124

Pfizer, Inc.	97,600	1,482,544

Schering-Plough Corp.	23,800	580,720

Watson Pharmaceuticals, Inc.(1),*	1,600	48,400

Wyeth	19,300	865,798

		8,503,821

Professional services—0.15%
Dun & Bradstreet Corp.	700	57,253

Equifax, Inc.	2,000	54,440

	Number of
Security description	shares	Value

Professional services—(concluded)
Monster Worldwide, Inc.(1),*	2,200	$25,696

Robert Half International, Inc.(1)	2,000	42,780

		180,169

Real estate investment trusts (REITs)—0.99%
Apartment Investment & Management Co., Class A(1)	2,676	25,288

AvalonBay Communities, Inc.(1)	1,134	69,718

Boston Properties, Inc.(1)	1,900	91,808

Equity Residential Properties Trust(1)	4,300	104,662

HCP, Inc.(1)	3,700	85,951

Health Care REIT, Inc.	1,500	51,375

Host Hotels & Resorts, Inc.(1)	7,900	74,102

Kimco Realty Corp.(1)	4,100	47,929

Plum Creek Timber Co., Inc.(1)	2,500	86,625

ProLogis(1)	5,400	45,846

Public Storage, Inc.	1,700	113,237

Simon Property Group, Inc.(1)	3,780	202,117

Ventas, Inc.(1)	2,000	60,720

Vornado Realty Trust(1)	2,033	94,860

		1,154,238

Real estate management & development—0.02%
CB Richard Ellis Group, Inc., Class A(1),*	2,900	21,170

Road & rail—0.90%
Burlington Northern Santa Fe, Inc.(1)	4,000	289,760

CSX Corp.	5,600	177,856

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2009

Common stocks—(continued)

	Number of
Security description	shares	Value

Road & rail—(concluded)
Norfolk Southern Corp.	5,300	$197,160

Ryder System, Inc.	1,000	28,180

Union Pacific Corp.(1)	7,300	359,671

		1,052,627

Semiconductors & semiconductor equipment—2.41%
Advanced Micro Devices, Inc.(1),*	7,900	35,866

Altera Corp.(1)	4,200	71,484

Analog Devices, Inc.	4,400	107,404

Applied Materials, Inc.	19,600	220,696

Broadcom Corp., Class A(1),*	6,250	159,250

Intel Corp.	80,400	1,263,888

KLA-Tencor Corp.(1)	2,300	62,100

Linear Technology Corp.(1)	3,000	70,230

LSI Logic Corp.*	7,600	33,972

MEMC Electronic Materials, Inc.(1),*	3,000	57,870

Microchip Technology, Inc.(1)	2,700	58,239

Micron Technology, Inc.(1),*	12,600	63,756

National Semiconductor Corp.(1)	2,600	36,088

Novellus Systems, Inc.(1),*	1,800	32,274

NVIDIA Corp.*	8,100	84,483

Teradyne, Inc.*	2,600	18,590

Texas Instruments, Inc.	18,900	366,660

Xilinx, Inc.(1)	4,000	82,960

		2,825,810

Software—3.88%
Adobe Systems, Inc.*	7,600	214,168

Autodesk, Inc.*	3,200	68,672

BMC Software, Inc.*	2,600	88,660

CA, Inc.(1)	6,100	106,445

	Number of
Security description	shares	Value

Software—(concluded)
Citrix Systems, Inc.*	2,500	$78,525

Compuware Corp.*	2,800	21,364

Electronic Arts, Inc.*	4,500	103,455

Intuit, Inc.*	4,400	119,768

McAfee, Inc.(1),*	2,100	82,383

Microsoft Corp.	110,512	2,308,596

Novell, Inc.*	4,700	19,552

Oracle Corp.	55,600	1,089,204

Salesforce.com, Inc.(1),*	1,500	56,925

Symantec Corp.*	12,006	187,173

		4,544,890

Specialty retail—1.92%
Abercrombie & Fitch Co., Class A(1)	1,400	42,154

AutoNation, Inc.(1),*	1,576	25,027

AutoZone, Inc.(1),*	600	91,290

Bed, Bath & Beyond, Inc.(1),*	3,800	106,818

Best Buy Co., Inc.(1)	4,800	168,480

GameStop Corp., Class A*	2,100	52,395

Gap, Inc.	7,000	124,950

Home Depot, Inc.	24,175	559,893

Limited Brands(1)	3,900	48,789

Lowe’s Cos., Inc.	21,100	401,111

O’Reilly Automotive, Inc.(1),*	2,100	75,705

Office Depot, Inc.*	4,900	22,834

RadioShack Corp.	1,400	18,816

Sherwin-Williams Co.(1)	1,300	68,640

Staples, Inc.	10,400	212,680

Tiffany & Co.(1)	1,900	53,903

TJX Cos., Inc.	6,000	177,060

		2,250,545

Textiles, apparel & luxury goods—0.48%
Coach, Inc.(1),*	4,900	128,723

Nike, Inc., Class B(1)	5,500	313,775

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2009

Common stocks—(concluded)

	Number of
Security description	shares	Value

Textiles, apparel & luxury goods—(concluded)
Polo Ralph Lauren Corp.(1)	800	$43,056

V.F. Corp.(1)	1,300	73,866

		559,420

Thrifts & mortgage finance—0.16%
Hudson City Bancorp, Inc.	7,900	101,357

People’s United Financial, Inc.(1)	5,600	88,480

		189,837

Tobacco—1.70%
Altria Group, Inc.	30,000	512,700

Lorillard, Inc.	2,399	163,924

Philip Morris International, Inc.	28,700	1,223,768

Reynolds American, Inc.(1)	2,300	91,931

		1,992,323

	Number of
Security description	shares	Value

Trading companies & distributors—0.12%
Fastenal Co.(1)	1,900	$63,118

W.W. Grainger, Inc.	1,000	78,830

		141,948

Wireless telecommunication services—0.35%
American Tower Corp., Class A*	6,000	191,220

Sprint Corp.(1),*	41,899	215,780

		407,000

Total common stocks
(cost—$133,384,544)		116,104,167

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2009

	Face
Security description	amount	Value

Repurchase agreement—1.14%

Repurchase agreement dated 05/29/09 with State Street Bank & Trust Co., 0.010% due 06/01/09, collateralized by $753,165 Federal Home Loan Mortgage Corp. obligations, 1.268% to 2.875% due 04/30/10 to 04/01/11, $563,617 Federal National Mortgage Association obligations, 3.250% to 3.625% due 08/12/10 to 08/15/11 and $13,677 US Treasury Bills, zero coupon due 07/02/09 to 08/13/09; (value—$1,367,917); proceeds: $1,341,001 (cost—$1,341,000)	$1,341,000	$1,341,000

	Number of
	shares

Investments of cash collateral from securities loaned—21.56%

Money market fund(3)—21.56%

UBS Private Money Market Fund LLC(4)
0.400%
(cost—$25,223,162)	25,223,162	25,223,162

Total investments (cost—$159,948,706)—121.93%		142,668,329

Liabilities in excess of other assets—(21.93)%		(25,663,666)

Net assets—100.00%		$117,004,663

For federal income tax purposes, the tax cost of investments and the components of net unrealized depreciation of investments at May 31, 2009 were as follows:

Tax cost of investments	$171,499,059

Gross unrealized appreciation	18,852,291

Gross unrealized depreciation	(47,683,021)

Net unrealized depreciation	$(28,830,730)

*	Non-income producing security.
(1)	Security, or portion thereof, was on loan at May 31, 2009.
(2)	Includes 800 Contingent Value Obligations, which are considered illiquid and are fair valued at zero by a valuation committee under the direction of the board of trustees.
(3)	Rate shown reflects yield at May 31, 2009.

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2009

(4)	The table below details the Fund’s transaction activity in an affiliated issuer for the year ended May 31, 2009.

Net income
earned from
		Purchases	Sales		affiliate for
		during the	during the		the year
	Value at	year ended	year ended	Value at	ended
Security description	05/31/08	05/31/09	05/31/09	05/31/09	05/31/09

UBS Private Money Market Fund LLC	$329	$128,689,362	$103,466,529	$25,223,162	$89,346

Futures contracts

Number of		Expiration		Current	Unrealized
contracts	Buy contracts	date	Cost	value	appreciation

15	S&P 500 E-Mini 500
	Index Futures	June 2009	$669,357	$688,575	$19,218

The following is a summary of the fair valuations according to the inputs used as of May 31, 2009 in valuing the Fund’s investments:

	Quoted prices in
	active markets for	Significant other	Unobservable
	identical investments	observable inputs	inputs
	(Level 1)	(Level 2)	(Level 3)(5)	Total

Investments, at value	$116,104,167	$26,564,162	$0	$142,668,329

Other financial instruments(6)	19,218	—	—	19,218

Total	$116,123,385	$26,564,162	$0	$142,687,547

(5)	800 Contingent Value Obligations categorized as Level 3 have a value of $0.
(6)	Other financial instruments may include futures contracts, swap contracts, written options and forward foreign currency contracts. Amounts represent unrealized appreciation at period end.

UBS S&P 500 Index Fund

Portfolio of investments—May 31, 2009

The following is a rollforward of the Fund’s investments that used unobservable inputs (Level 3) during the year ended May 31, 2009:

Investments, at value

Beginning balance at 05/31/08	$0

Net purchases/(sales)	—

Accrued discounts/premiums)	—

Total realized gain/(loss)	—

Net change in unrealized appreciation/(depreciation)	—

Net transfers in/(out) of Level 3	—

Ending balance at 05/31/09	$0

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments

United States	98.7%

Netherlands Antilles	0.7

Bermuda	0.5

Panama	0.1

Total	100.0%

See accompanying notes to financial statements

UBS S&P 500 Index Fund

Statement of assets and liabilities—May 31, 2009

Assets:
Investments in unaffiliated securities, at value (cost—$134,725,544)(1)	$117,445,167

Investment in an affiliated security, at value (cost—$25,223,162)	25,223,162

Total investments in securities, at value (cost—$159,948,706)	142,668,329

Cash(2)	94,512

Receivable for shares of beneficial interest sold	61,884

Receivable for dividends and interest	328,387

Receivable for variation margin	10,077

Other assets	28,977

Total assets	143,192,166

Liabilities:
Payable for cash collateral from securities loaned	25,223,162

Payable for shares of beneficial interest repurchased	766,610

Payable to affiliates	56,230

Accrued expenses and other liabilities	141,501

Total liabilities	26,187,503

Net assets:
Shares of beneficial interest—$0.001 par value per share
(unlimited amount authorized)	159,803,638

Accumulated undistributed net investment income	1,389,076

Accumulated net realized loss from investment activities and futures	(26,926,892)

Net unrealized depreciation of investments and futures	(17,261,159)

Net assets	$117,004,663

(1)	Includes $25,009,499 of investments in securities on loan, at value.
(2)	Includes restricted cash of $94,500 delivered to broker as initial margin for futures contracts.

See accompanying notes to financial statements

UBS S&P 500 Index Fund

Statement of assets and liabilities—May 31, 2009

Class A:
Net assets	$68,670,044

Shares outstanding	6,580,948

Net asset value per share	$10.43

Maximum offering price per share (net asset value plus sales charge of 2.50%)	$10.70

Class B:
Net assets	$386,655

Shares outstanding	36,865

Net asset value and offering price per share	$10.49

Class C:
Net assets	$15,227,973

Shares outstanding	1,470,506

Net asset value and offering price per share	$10.36

Class C-2:
Net assets	$1,572,521

Shares outstanding	151,881

Net asset value and offering price per share	$10.35

Class Y:
Net assets	$31,147,470

Shares outstanding	2,972,913

Net asset value and offering price per share	$10.48

See accompanying notes to financial statements

UBS S&P 500 Index Fund

Statement of operations

For the
year ended
May 31, 2009

Investment income:
Dividends	$3,432,060

Net securities lending income (includes $89,346 earned from an affiliated entity)	92,227

Interest	4,963

3,529,250

Expenses:
Investment advisory and administration fees	261,772

Service fees—Class A	199,412

Service and distribution fees—Class B	3,740

Service and distribution fees—Class C	177,413

Service and distribution fees—Class C-2	15,806

Transfer agency and related service fees—Class A	128,047

Transfer agency and related service fees—Class B	1,379

Transfer agency and related service fees—Class C	20,920

Transfer agency and related service fees—Class C-2	3,948

Transfer agency and related service fees—Class Y	85,054

Professional fees	130,059

State registration fees	58,530

Custody and accounting fees	52,341

Reports and notices to shareholders	36,533

Licensing fees	13,136

Trustees’ fees	12,107

Insurance fees	4,775

Interest expense	1,264

Other expenses	6,715

1,212,951

Less: Expense reimbursements by advisor	(226,169)

Net expenses	986,782

Net investment income	2,542,468

Net realized and unrealized gains (losses) from investment activities:
Net realized losses from:
Investments	(1,024,902)

Futures	(408,657)

Net change in unrealized appreciation/depreciation of:
Investments	(62,171,074)

Futures	26,415

Net realized and unrealized loss from investment activities	(63,578,218)

Net decrease in net assets resulting from operations	$(61,035,750)

See accompanying notes to financial statements

UBS S&P 500 Index Fund

Statement of changes in net assets

	For the years ended May 31,

	2009	2008

From operations:
Net investment income	$2,542,468	$2,416,019

Net realized gain (loss) from:
Investment activities and futures	(1,433,559)	7,379,332

Foreign currency transactions	—	20

Net change in unrealized appreciation/depreciation
of investments and futures	(62,144,659)	(25,530,677)

Net decrease in net assets resulting
from operations	(61,035,750)	(15,735,306)

Dividends and distributions to shareholders from:
Net investment income—Class A	(1,390,799)	(1,685,795)

Net investment income—Class B	(4,270)	(6,955)

Net investment income—Class C	(123,802)	(165,252)

Net investment income—Class C-2	(23,294)	(42,620)

Net investment income—Class Y	(609,634)	(593,692)

Net realized gains from investment activities—Class A	(272,706)	(3,145,372)

Net realized gains from investment activities—Class B	(1,703)	(39,173)

Net realized gains from investment activities—Class C	(58,514)	(728,250)

Net realized gains from investment activities—Class C-2	(7,670)	(114,661)

Net realized gains from investment activities—Class Y	(100,678)	(916,871)

Total dividends and distributions to shareholders	(2,593,070)	(7,438,641)

From beneficial interest transactions:
Net proceeds from shares sold	31,701,343	29,854,915

Cost of shares repurchased	(43,444,956)	(47,955,915)

Proceeds from dividends reinvested	2,539,701	7,276,560

Net decrease in net assets from beneficial
interest transactions	(9,203,912)	(10,824,440)

Redemption fees	28,138	8,701

Net decrease in net assets	(72,804,594)	(33,989,686)

Net assets:
Beginning of year	189,809,257	223,798,943

End of year	$117,004,663	$189,809,257

Accumulated undistributed net investment income	$1,389,076	$1,033,678

See accompanying notes to financial statements

UBS S&P 500 Index Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A

	For the years ended May 31,

	2009		2008		2007		2006	2005

Net asset value,
beginning of year	$15.88		$17.80		$14.79		$13.86	$13.04

Net investment income(1)	0.23		0.21		0.20		0.18	0.19

Net realized and unrealized gains
(losses) from investment activities	(5.45)		(1.48)		3.03		0.93	0.81

Net increase (decrease)
from operations	(5.22)		(1.27)		3.23		1.11	1.00

Dividends from net
investment income	(0.19)		(0.23)		(0.20)		(0.18)	(0.18)

Distributions from net realized
gains from investment activities	(0.04)		(0.42)		(0.02)		—	—

Total dividends and distributions
to shareholders	(0.23)		(0.65)		(0.22)		(0.18)	(0.18)

Net asset value, end of year	$10.43		$15.88		$17.80		$14.79	$13.86

Total investment return(2)	(32.79)%		(7.26)%		21.93%		7.99%	7.62%

Ratios/supplemental data:
Net assets, end of year (000’s)	$68,670		$119,003		$145,590		$138,585	$143,288

Expenses to average net assets,
net of fee waivers and/or expense
reimbursements by advisor	0.70	%(3)	0.70	%(3)	0.70	%(3)	0.70%	0.70%

Expenses to average net assets,
before fee waivers and/or expense
reimbursements by advisor	0.85	%(3)	0.75	%(3)	0.74	%(3)	0.82%	0.79%

Net investment income to
average net assets	1.99%		1.28%		1.26%		1.23%	1.41%

Portfolio turnover	9%		2%		2%		4%	7%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements

Class B

For the years ended May 31,

2009		2008		2007		2006	2005

$15.86		$17.69		$14.64		$13.70	$12.89

0.18		0.13		0.13		0.11	0.13

(5.41)		(1.47)		3.01		0.91	0.80

(5.23)		(1.34)		3.14		1.02	0.93

(0.10)		(0.07)		(0.07)		(0.08)	(0.12)

(0.04)		(0.42)		(0.02)		—	—

(0.14)		(0.49)		(0.09)		(0.08)	(0.12)

$10.49		$15.86		$17.69		$14.64	$13.70

(32.98)%		(7.68)%		21.57%		7.48%	7.18%

$387		$999		$2,873		$6,771	$12,924

1.10	%(3)	1.10	%(3)	1.10	%(3)	1.10%	1.10%

1.32	%(3)	1.23	%(3)	1.18	%(3)	1.16%	1.15%

1.52%		0.83%		0.82%		0.80%	1.01%

9%		2%		2%		4%	7%

UBS S&P 500 Index Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C

	For the years ended May 31,

	2009		2008		2007		2006	2005

Net asset value,
beginning of year	$15.70		$17.60		$14.63		$13.70	$12.89

Net investment income(1)	0.14		0.09		0.08		0.07	0.09

Net realized and unrealized gains
(losses) from investment activities	(5.36)		(1.47)		2.99		0.91	0.79

Net increase (decrease)
from operations	(5.22)		(1.38)		3.07		0.98	0.88

Dividends from net
investment income	(0.08)		(0.10)		(0.08)		(0.05)	(0.07)

Distributions from net realized
gains from investment activities	(0.04)		(0.42)		(0.02)		—	—

Total dividends and distributions
to shareholders	(0.12)		(0.52)		(0.10)		(0.05)	(0.07)

Net asset value, end of year	$10.36		$15.70		$17.60		$14.63	$13.70

Total investment return(2)	(33.22)%		(8.01)%		21.07%		7.18%	6.79%

Ratios/supplemental data:
Net assets, end of year (000’s)	$15,228		$26,432		$31,744		$29,967	$36,023

Expenses to average net assets,
net of fee waivers and/or expense
reimbursements by advisor	1.45	%(3)	1.45	%(3)	1.45	%(3)	1.45%	1.45%

Expenses to average net assets,
before fee waivers and/or expense
reimbursements by advisor	1.56	%(3)	1.47	%(3)	1.46	%(3)	1.47%	1.49%

Net investment income to
average net assets	1.24%		0.53%		0.51%		0.47%	0.66%

Portfolio turnover	9%		2%		2%		4%	7%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3)	Includes interest expense of less than 0.01%.

See accompanying notes to financial statements

Class C-2

For the years ended May 31,

2009		2008		2007		2006	2005

$15.70		$17.61		$14.62		$13.70	$12.89

0.18		0.14		0.13		0.12	0.13

(5.37)		(1.47)		3.00		0.91	0.79

(5.19)		(1.33)		3.13		1.03	0.92

(0.12)		(0.16)		(0.12)		(0.11)	(0.11)

(0.04)		(0.42)		(0.02)		—	—

(0.16)		(0.58)		(0.14)		(0.11)	(0.11)

$10.35		$15.70		$17.61		$14.62	$13.70

(33.05)%		(7.67)%		21.50%		7.54%	7.15%

$1,573		$4,062		$5,002		$5,071	$5,816

1.10	%(3)	1.10	%(3)	1.10	%(3)	1.10%	1.10%

1.24	%(3)	1.15	%(3)	1.14	%(3)	1.15%	1.19%

1.56%		0.88%		0.85%		0.83%	1.01%

9%		2%		2%		4%	7%

UBS S&P 500 Index Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class Y

	For the years ended May 31,

	2009		2008		2007		2006	2005

Net asset value,
beginning of year	$15.96		$17.90		$14.86		$13.93	$13.11

Net investment income(1)	0.26		0.26		0.25		0.22	0.23

Net realized and unrealized gains
(losses) from investment activities	(5.47)		(1.51)		3.05		0.92	0.80

Net increase (decrease)
from operations	(5.21)		(1.25)		3.30		1.14	1.03

Dividends from net
investment income	(0.23)		(0.27)		(0.24)		(0.21)	(0.21)

Distributions from net realized
gains from investment activities	(0.04)		(0.42)		(0.02)		—	—

Total dividends and distributions
to shareholders	(0.27)		(0.69)		(0.26)		(0.21)	(0.21)

Net asset value, end of year	$10.48		$15.96		$17.90		$14.86	$13.93

Total investment return(2)	(32.57)%		(7.07)%		22.34%		8.21%	7.83%

Ratios/supplemental data:
Net assets, end of year (000’s)	$31,147		$39,313		$38,589		$29,396	$24,105

Expenses to average net assets,
net of fee waivers and/or expense
reimbursements by advisor	0.45	%(3)	0.45	%(3)	0.45	%(3)	0.45%	0.45	%(4)

Expenses to average net assets,
before fee waivers and/or expense
reimbursements by advisor	0.72	%(3)	0.60	%(3)	0.56	%(3)	0.67%	0.45%

Net investment income to
average net assets	2.27%		1.54%		1.52%		1.49%	1.67	%(4)

Portfolio turnover	9%		2%		2%		4%	7%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3)	Includes interest expense of less than 0.01%.
(4)	The Advisor recouped expenses previously paid by the Advisor on behalf of the Fund, not to exceed the expense cap.

See accompanying notes to financial statements

UBS S&P 500 Index Fund

Notes to financial statements

Organization and significant accounting policies
UBS S&P 500 Index Fund (the “Fund”) is currently the sole series of UBS Index Trust (the “Trust”), which is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company and was organized as a Delaware statutory trust on May 27, 1997.

Currently, the Fund offers Class A, Class B, Class C, Class C-2 and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that Class A, Class B, Class C, and Class C-2 shares each have exclusive voting rights with respect to their service and/or distribution plans. Class Y shares have no service or distribution plan.

As of October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are not permitted. Existing shareholders of Class B shares may: (i) continue as Class B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares; and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon reinvestment of dividends and distributions or through exchanges, all Class B share attributes, including the associated Rule 12b-1 service plan and distribution fees, contingent deferred sales charges and conversion features will continue.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires Fund management to make

UBS S&P 500 Index Fund

Notes to financial statements

estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates net asset values based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. Securities traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) normally are valued at the Nasdaq Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor and administrator of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

On June 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value

UBS S&P 500 Index Fund

Notes to financial statements

Measurements” (“FAS 157”). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the value of investments.

In accordance with the requirements of FAS 157, a fair value hierarchy and Level 3 rollforward have been included near the end of the portfolio of investments.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), which changes the disclosure requirements for derivative instruments and hedging activities. FAS 161 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. FAS 161 is effective for financial statements for fiscal years and interim periods beginning after November 15, 2008. Details of this disclosure can be found below as well as in the Portfolio of investments and Notes to financial statements beginning on page 39. At May 31, 2009, the Fund had the following derivatives (not designated as hedging instruments under SFAS No. 133):

Asset derivatives(1)

Unrealized appreciation	Equity contracts

Futures contracts	$19,218

(1)	Statement of assets and liabilities location: Receivable for variation margin. Only current day’s variation margin, if any, is reported within the Statement of assets and liabilities.

A summary of the open futures contracts as of May 31, 2009 is included at the end of the Fund’s Portfolio of investments. Transactions in derivative

UBS S&P 500 Index Fund

Notes to financial statements

instruments during the period June 1, 2008 through May 31, 2009, were as follows:

Equity contracts

Realized loss(1)
Futures contracts	$(408,657)

Unrealized appreciation(2)
Futures contracts	$26,415

(1)	Statement of operations location: Net realized gain (loss) on futures contracts.
(2)	Statement of operations location: Net change in unrealized appreciation (depreciation) on futures contracts.

In April 2009, the FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal

UBS S&P 500 Index Fund

Notes to financial statements

proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date (“ex-date”). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Foreign currency translation—The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Fund does not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Futures contracts—The Fund may use futures in strategies intended to simulate full investment in the S&P 500 Index stocks while retaining a cash balance for Fund management purposes. The Fund also may purchase or sell

UBS S&P 500 Index Fund

Notes to financial statements

futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return on realized gains. Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or securiteis equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts, except that in the case of certain futures payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using financial futures contracts involves various market risks, including interest rate risk. If the Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortions. The separate account for margin will be maintained at the futures counterparty and may be subject to risks or delays if the counterparty becomes insolvent.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Investment advisor and administrator
The Board has approved an investment advisory and administration contract (“Advisory Contract”), under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory

UBS S&P 500 Index Fund

Notes to financial statements

Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets. At May 31, 2009, the Fund owed UBS Global AM $28,238 for investment advisory and administration fees.

UBS Global AM has contractually undertaken to waive fees/reimburse a portion of the Fund’s expenses, when necessary, to maintain the total annual operating expenses of Class A, Class B, Class C, Class C-2 and Class Y shares at a level not to exceed 0.70%, 1.10%, 1.45%, 1.10% and 0.45%, respectively, through September 30, 2009 (excluding interest expense and extraordinary items, if any). The Fund will repay UBS Global AM for any such waivers/reimbursements during the following three-year period to the extent that operating expenses are otherwise below the expense caps. For the year ended May 31, 2009, UBS Global AM waived fees/reimbursed expenses of $226,169.

At May 31, 2009, the Fund had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires May 31, 2010	Expires May 31, 2011	Expires May 31, 2012

Class A	$51,743	$67,342	$119,320

Class B	3,437	2,113	1,279

Class C	3,372	6,327	18,908

Class C-2	1,934	2,030	3,492

Class Y	37,948	56,242	83,170

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended May 31, 2009, the Fund paid brokerage commissions to Morgan Stanley in the amount of $1,058. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down”

UBS S&P 500 Index Fund

Notes to financial statements

of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans
UBS Global Asset Management (US) Inc. (“UBS Global AM—US”) is the principal underwriter of the Fund’s shares. There is no service or distribution plan with respect to the Fund’s Class Y shares. Under separate plans of service and/or distribution pertaining to Class A, Class B, Class C and Class C-2 shares, the Fund pays UBS Global AM—US monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B, Class C and Class C-2 shares and monthly distribution fees at the annual rate of 0.40% of the average daily net assets of Class B and Class C-2, and 0.75% of the average daily net assets of Class C shares. At May 31, 2009, the Fund owed UBS Global AM—US $27,992 for service and distribution fees.

UBS Global AM—US also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, Class C and Class C-2 shares. UBS Global AM—US has informed the Fund that for the year ended May 31, 2009, it earned $5,921, $193 and $594 in initial sales and deferred sales charges on Class A, Class B, and Class C shares, respectively.

Redemption fees
There is a redemption fee of 1.00% on any class of shares if an investor sells or exchanges shares less than 90 days after purchase, subject to certain exemptions as noted in the prospectus. For the year ended May 31, 2009, redemption fees paid to the Fund were $28,138.

Transfer agency related services fees
UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, provides certain services pursuant to a delegation of authority from PNC Global Investment Servicing (“PNC”), the Fund’s transfer agent, and is compensated for these services by PNC, not the Fund.

For the year ended May 31, 2009, UBS Financial Services, Inc. received from PNC, not the Fund, $22,447 of total transfer agency and related service fees paid by the Fund to PNC.

UBS S&P 500 Index Fund

Notes to financial statements

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. As of November 12, 2008, State Street Bank & Trust is the Fund’s lending agent. Prior to November 12, 2008, UBS Securities LLC was the Fund’s lending agent. For the period June 1, 2008 through November 11, 2008, UBS Securities LLC earned $421 in compensation as the Fund’s lending agent. At May 31, 2009, the Fund had securities on loan having a market value of $25,009,499.

Bank line of credit
The Fund participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company (“Committed Credit Facility”), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest is charged to the Fund at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the year ended May 31, 2009, the Fund had an average daily amount of borrowing of $2,089,210 for 9 days with a related weighted average annualized interest rate of 2.42%, which resulted in $1,264 of interest expense.

Purchases and sales of securities
For the year ended May 31, 2009, aggregate purchases and sales of portfolio securities, excluding short-term securities and US government securities, were $11,352,840 and $16,925,979 respectively. For the year ended May 31, 2009, aggregate sales of US government agency securities, excluding short-term securities, were $23,230.

UBS S&P 500 Index Fund

Notes to financial statements

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended May 31, 2009 and May 31, 2008 were as follows:

Distributions paid from:	2009	2008

Ordinary income	$2,151,844	$2,494,314

Capital gains	441,226	4,944,327

At May 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$1,363,839

Accumulated realized capital and other losses	(15,332,084)

Net unrealized depreciation of investments	(28,830,730)

Total accumulated earnings	$(42,798,975)

The differences between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales, return of capital adjustments from real estate investment trusts, and tax treatment of futures.

At May 31, 2009, the Fund had a net capital loss carryforward of $14,398,473. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire as follows: $5,536,090 in 2010, $6,526,505 in 2011 and $2,335,878 in 2017. The entire capital loss carryforward is from the acquisition of UBS Enhanced S&P 500 Fund on November 7, 2003. These losses may be subject to annual limitations pursuant to section 382(b)(1) of the Internal Revenue Code. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

UBS S&P 500 Index Fund

Notes to financial statements

To reflect reclassifications arising from permanent “book/tax” differences for the year ended May 31, 2009, undistributed net investment income was decreased by $35,271 and accumulated net realized loss from investment activities and futures was decreased by $35,271. These differences are primarily due to return of capital adjustments from real estate investment trusts.

As of and during the year ended May 31, 2009, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During year ended May 31, 2009, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended May 31, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Shares of beneficial interest
 There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Class A		Class B

For the year ended
May 31, 2009:	Shares	Amount	Shares	Amount

Shares sold	2,156,247	$22,720,697	8	$79

Shares repurchased	(3,250,875)	(35,220,681)	(10,192)	(121,973)

Shares converted from
Class B to Class A	16,364	187,756	(16,356)	(187,756)

Dividends reinvested	163,475	1,621,670	377	3,759

Net decrease	(914,789)	$(10,690,558)	(26,163)	$(305,891)

	Class C		Class C-2

For the year ended
May 31, 2009:	Shares	Amount	Shares	Amount

Shares sold	194,490	$2,088,290	5,806	$56,000

Shares repurchased	(425,320)	(4,749,025)	(115,739)	(1,172,235)

Dividends reinvested	17,645	174,336	3,045	30,020

Net decrease	(213,185)	$(2,486,399)	(106,888)	$(1,086,215)

UBS S&P 500 Index Fund

Notes to financial statements

	Class Y

For the year ended
May 31, 2009:	Shares	Amount

Shares sold	642,673	$6,836,277

Shares repurchased	(204,833)	(2,181,042)

Dividends reinvested	71,348	709,916

Net increase	509,188	$5,365,151

	Class A		Class B

For the year ended
May 31, 2008:	Shares	Amount	Shares	Amount

Shares sold	1,265,195	$20,753,402	191	$3,296

Shares repurchased	(2,305,406)	(38,360,168)	(31,795)	(541,823)

Shares converted from Class B to Class A	69,603	1,165,650	(69,918)	(1,165,650)

Dividends reinvested	287,849	4,709,213	2,151	35,199

Net decrease	(682,759)	$(11,731,903)	(99,371)	$(1,668,978)

	Class C		Class C-2

For the year ended
May 31, 2008:	Shares	Amount	Shares	Amount

Shares sold	124,187	$2,047,780	339	$5,500

Shares repurchased	(297,283)	(4,843,969)	(35,117)	(557,072)

Dividends reinvested	53,543	869,547	9,443	153,069

Net decrease	(119,553)	$(1,926,642)	(25,335)	$(398,503)

	Class Y

For the year ended
May 31, 2008:	Shares	Amount

Shares sold	428,971	$7,044,937

Shares repurchased	(213,483)	(3,652,883)

Dividends reinvested	91,876	1,509,532

Net increase	307,364	$4,901,586

Subsequent events
On July 15, 2009, the Board approved a Plan of Liquidation with respect to the Trust and its shares. The Fund will be liquidated within the next three to six months. Further details will be provided to investors in a prospectus supplement. Other than the above, there were no other material subsequent events that occurred between the date of the Statement of assets and liabilities through the date of issuance of the report that required disclosure in the financial statements.

UBS S&P 500 Index Fund

Report of Ernst &Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders
UBS S&P 500 Index Fund

We have audited the accompanying statement of assets and liabilities of UBS S&P 500 Index Fund (the “Fund”), (the sole series comprising UBS Index Trust), including the portfolio of investments, as of May 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS S&P 500 Index Fund at May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
July 27, 2009

UBS S&P 500 Index Fund

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS S&P 500 Index Fund

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (May 31, 2009) as to the federal tax status of distributions received by shareholders during such fiscal year. The percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders is 100%.

For the fiscal year ended May 31, 2009, certain dividends paid by UBS S&P 500 Index Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,151,844 represents the maximum amount that may be considered qualified dividend income.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2009. Such notification, which will reflect the amount to be used by calender year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2010. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Board of Trustees & Officers
 The Fund is governed by a Board of Trustees which oversees the Fund’s operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Fund, the length of time served as a trustee or officer of the Fund, the trustee’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Fund’s Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustee

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	trust	time served	during past 5 years

Meyer Feldberg††; 67 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 1997	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Professor Feldberg is a director or trustee of 29 investment companies (consisting of 61 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Independent Trustees

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	trust	time served	during past 5 years

Richard Q. Armstrong; 74 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Trustee and Chairman of the Board of Trustees	Since 1997 (Trustee) Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 68 207 Benedict Avenue Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 62 McLarty Associates 900 17th Street NW, 18th floor Washington, D.C. 20006	Trustee	Since 1997	Mr. Burt is a senior advisor to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 69 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Mr. Burt is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., and IGT, Inc. (provides technology to gaming and wagering industry).

Mr. Garil is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Independent Trustees (concluded)

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	trust	time served	during past 5 years

Heather R. Higgins; 49 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman), the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (since January 2009).

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Ms. Higgins is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	trust	time served	serves as officer

Joseph Allessie*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 43	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	trust	time served	serves as officer

Michael J. Flook*; 44	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 51	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global AM—Americas from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 2004 and assistant secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	trust	time served	serves as officer

Joanne M. Kilkeary*; 41	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 38	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	trust	time served	serves as officer

Steven J. LeMire*; 39	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 47	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at JPMorgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	trust	time served	serves as officer

Nancy Osborn*; 43	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	trust	time served	serves as officer

Andrew Shoup*; 52	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since December 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	trust	time served	serves as officer

Kai R. Sotorp**; 50	President	Since 2006	Mr. Sotorp is Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 104 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS S&P 500 Index Fund

Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	trust	time served	serves as officer

Keith A. Weller*; 47	Vice President and Assistant Secretary	Since 1997	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age, unless the Fund’s board, including a majority of its Independent Trustees, determines to grant a waiver of the retirement policy with respect to a specified individual for a set period of time. The retirement policy has been waived with respect to Mr. Armstrong, Chairman of the Board, until 2011. Officers are appointed by the trustees and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

(This page has been left blank intentionally)

Trustees
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Principal Underwriter
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2009 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended May 31, 2009 and May 31, 2008, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $45,500 and $43,500, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended May 31, 2009 and May 31, 2008, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,523 and $3,667, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2008 and 2007 semiannual financial statements and (2) review of the consolidated 2007 and 2006 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended May 31, 2009 and May 31, 2008, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $12,985 and $15,950, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended May 31, 2009 and May 31, 2008, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-with revisions through July 2008)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

....

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2009 and May 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2009 and May 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2009 and May 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2009 and May 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2009 and May 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2009 and May 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended May 31, 2009, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended May 31, 2009 and May 31, 2008, the aggregate fees billed by E&Y of $2,084,901 and $1,840,781, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2009	2008
Covered Services	$ 16,508	$ 19,617
Non-Covered Services	2,068,393	1,821,164

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606 , and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Index Trust

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	July 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	July 30, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	July 30, 2009